Exhibit 32.1


                    CERTIFICATION PURSUANT TO
                      18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
                        SECTION 906 OF THE
                    SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Epolin, Inc. (the "Company") on Form 10-KSB for the period ended February 28, 2006, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

     (1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  May 22, 2006          By: /s/ Greg Amato
                                  Greg Amato, Chief Executive
                                  Officer (Principal Executive
                                  Officer)



Dated:  May 22, 2006          By: /s/ James Ivchenko
                                  James Ivchenko,
                                  President (Principal Financial
                                  Officer)